                              THE LOEWEN GROUP INC.

          THE FOLLOWING TABLE SHOWS THE RELATIONSHIP BETWEEN TLGI AND ITS HOLDING COMPANIES OPERATING SUBSIDIARIES AND
          ASSOCIATED COMPANIES. THE TABLE ALSO SHOWS THE RESPECTIVE JURISDICTION OF INCORPORATION OF SUCH COMPANIES.

                  HOLDING COMPANIES AND OPERATING SUBSIDIARIES
                  AND ASSOCIATED COMPANIES AS OF MARCH 15, 1997
                              --------------------



                                     CANADA
                                     ------
                                                            JURISDICTION OF
                                                            INCORPORATION
                                                            -------------

                                                            ALBERTA
247663 Alberta Ltd. and subsidiary company:
     Memento Funeral Chapel (1975) Ltd.
Courtney-Winter's Funeral Chapel Ltd.
Lakeland Funeral Home Ltd.

                                                            BRITISH COLUMBIA
4032 Investments Ltd.
4054 Investments Ltd. and subsidiary companies:
                                                            Puerto Rico
     Camposanto-Aguadilla, Inc. and subsidiary company:
          Monte Cristo, Inc.
     Camposanto PR, Inc.
     Los Jardines Memorial Park, Inc.
476822 B.C. Ltd.
Aldon Enterprises Ltd.
Armstrong-Enderby Funeral Home Ltd.
Graham Funeral Home Ltd.
Haywards Thomson & Irving Funeral Directors (1986) Inc.
and subsidiary company:
     Hayward's B.C. Funeral Company & Limousine Service Ltd.
Hollyburn Funeral Home Ltd.
Hollyburn Funeral Services Ltd.
Mt. Washington Memorial and Funeral Chapel Ltd.
Neweol Investments Ltd. and subsidiary companies:
                                                            Ontario
     1096952 Ontario Limited and associated company:


                                                            BRITISH COLUMBIA
Pine Grove Crematorium (1996) Ltd.
TLGI Holdings Limited and subsidiary companies:

     Glenhaven Memorial Chapel Ltd.
     Kamloops Funeral Home Ltd.
     Suburban Funeral Homes Ltd.
     Surrey Memorial Services and Crematorium Ltd.
TLGI Management Corp. and subsidiary companies:
     Assman's Funeral Chapel Ltd.
     Chapel Hill Funeral Home Ltd.
     Chapel of Memories Funeral Directors Ltd.
     Hamilton-Harron Funeral Centre And Crematorium Ltd.
     Henderson's Fraser Valley Funeral Home Ltd.
     Henderson's Funeral Homes Ltd.
     Lakewood Funeral Home Ltd.
     Pabril Ventures Limited and subsidiary companies:
          Piercy's Funeral Home Limited and subsidiary companies:
               Mission Hill Crematorium Ltd.
               Sutton's Funeral Directors Ltd.
     Parksville Funeral Chapel Ltd.
     Vancouver Memorial Services and Crematorium Ltd.
     Vernon Funeral Home (1986) Ltd.
                                                            Alberta
     Mountain View and Metcalf Funeral Chapels Ltd.
                                                            Manitoba
     Kerr's Funeral Chapel (1988) Ltd.
     Loewen Funeral Chapels (1973) Ltd.
     60752 Manitoba Ltd. and subsidiary companies:
          The J. Thomson Company Limited and subsidiary company:
               Garry Memorial Crematorium Ltd.

                                                            Nova Scotia
     Digby Funeral Home Limited
     Independent Funeral Services Incorporated
     J.A. Snow's Funeral Home (1985) Limited
     Jayne's Funeral Home (1984) Limited and associated company:
          Digby County Ambulance Service Limited
     Mattatall Funeral Home (1986) Limited
     Robert L. Hall Funeral Home Limited
     Wayne Hatt Enterprises Limited and subsidiary company:
          Ettinger-Kennedy Memorial Residence Limited



                                                            Ontario
     Addison Funeral Home, Inc.
     Canadian Funeral Services Inc. and subsidiary company:
          Cambridge Funeral Services Limited

     Comstock Funeral Home (1987) Ltd.
     Giffen-Mack Chapel Ltd.
     Green Funeral Home Limited
     H.S. Anderson and Sons (1986) Ltd.
     J.B. Marlatt Funeral Homes (1985) Limited
     R. Martino Funeral Homes (1987) Ltd.
     Sault Ste. Marie Funeral Homes Ltd.
     Schreiter-Sandrock Limited
     The Brown Funeral Home (Kenora 1983) Limited
     The Ratz-Bechtel Limited
     Trull Funeral Homes (1987) Limited
                                                            Prince Edward Island
     Cutcliffe Funeral Home (1986) Ltd.
     MacLean Funeral Home (1986) Limited
     Moase Funeral Home Ltd.
                                                            Saskatchewan
     Lee Funeral Home Ltd.
     Parkview Funeral Home Ltd.
     Weyburn Funeral Home (1987) Ltd.
                                                            British Columbia
TLGM Holdings Inc. and subsidiary company:
     TLGM One Holdings Inc. and subsidiary companies :
                                                            Mexico
          Grupo Loewen De Mexico, S.A. de C.V. and subsidary companies:
               Prestadora De Servicios Funerarios,
                 S.A. de C.V.
               Servicios Administrativos Funerarios,
                 S.A. de C.V.
                                                            CANADA

Troispap Inc. and subsidiary company:
                                                            Quebec
     Paperman & Sons Inc. and subsidiary companies:
                                                            Canada

          170535 Canada Inc.
          3144569 Canada Inc.
                                                            MANITOBA
2239699 Manitoba Ltd. and subsidiary company:
     Klassen Funeral Chapel Ltd.
2696216 Manitoba Ltd.
P. Coutu Funeral Chapels Ltd.
Green Acres Memorial Services (1969) Ltd.
Green Acres Memorial Gardens (1969) Limited and subsidiary company:
     Holy Angel Mausoleum Inc.

                                                            ONTARIO
1026698 Ontario Inc. and subsidiary companies:
     Delmoro Funeral Home Ltd.
     Delmoro Funeral Home (North York) Ltd.
Dryden Funeral Service Limited
Hawkins Funeral Home Ltd.

                                                            SASKATCHEWAN
600838 Saskatchewan Ltd. and its subsidary companies:
                                                            Alberta
     Memories Funeral Directors & Crematory Inc.
                                                            Saskatchewan
     Unser-Rist Funeral Home Services Inc.
     Wilson & Zehner Funeral Chapel Ltd.
                                                            SASKATCHEWAN
601346 Saskatchewan Ltd.
Centre-Sask Funeral Management Co. Ltd.
Community Crematorium Services Limited
Coventry Funeral Services Ltd.
Dionne-Moriarty Enterprises Ltd.
E. Andrychuk Funeral Home Ltd.
H D Funeral Home Ltd.
Helmsing Funeral Chapels Ltd.:
Prairie Funeral Services Ltd. and subsidiary companies:
     Clements' Rosetown Funeral Home Limited
     McKague's Funeral Chapels Ltd.
     Sallows and McDonald Funeral Home (1987) Limited
     Scharf's Funeral Home Ltd.
     Unity Funeral Chapel Ltd.
Rist Enterprises Corporation
Ross Funeral Service Ltd.

                                  UNITED STATES
                                  -------------

                                                            DELAWARE

Loewen Group International, Inc. and subsidiary companies:
                                                            ALABAMA
     Advanced Planning (Alabama), Inc.
     Gethsemane Cemetery, Inc.
     Searcy Funeral Home, Inc.


                                                            ALASKA
     Evergreen Memorial Chapel, Inc.

                                                            ARIZONA
     Dimond & Sons Silver Bell Chapel, Inc.
     Flagstaff-Greenlaw Mortuary, Inc.
     RYM Acquisitions, Inc.

                                                            CALIFORNIA
     C.P. Bannon Mortuary, Inc.
     Calico General Partner, Inc.
     Coge Investment Corporation
     Conrad Lemon Grove Mortuary, Inc.
     Culjis, Miller, Skelton and Herberger, Inc.
     Directors Succession Planning, Inc. and
       subsidiary company:
                                                            Texas
          Directors Cemetery (Texas), Inc. and its
            subsidiary company:
               Del Rio Memorial Park, Inc.
                                                            CALIFORNIA
     Guerrero Mortuary, Inc.
     International Memorial Society, Inc.
     Jensen-Carpenter Mortuary, Inc.
     Keaton Mortuaries, Inc.
     Loewen (Alabama), Inc. and subsidiary company:
                                                            Alabama
          Gracelawn Acquisition, Inc.

     Loewen (Indiana), Inc.
     Loewen (Texas), Inc. and subsidiary companies:
                                                            Texas
          Loewen Cemetery (Texas), Inc.
          Northwest Services, Inc.
          Sharpstown Services, Inc.
                                                            CALIFORNIA
     McLeod Mortuary, Inc.
     Merkley-Mitchell Mortuary
     Palm Springs Mausoleum, Inc.
     Paris-Frederick Mortuary, Inc.
     Pierce Mortuary Chapels, Inc.
     Pinkham-Mitchell Mortuary, Inc.
     Security Plus Mini & RV Storage, Inc.
     Wallace-Martin Funeral Home, Inc.
     Whitehurst California and subsidiary companies:
          Advance Funeral Insurance Services
          A. J. Nicoletti Funeral Home, Inc.
          Brentwood Funeral Home, Inc.
          Chapel of Seaside, Inc.
          Chapel of the Valley of Castro Valley, Inc.

          Delano Mortuary
          Driscoll Mortuary, Inc.
          Johnson Funeral Home, Inc.
          Hadley Funeral Chapels, Inc.
          Merced Funeral Chapel
          Miller's Tulare Funeral Home
          Mission Memorial Park
          Mission Mortuary, Inc.
          Norman's Family Chapel, Inc.
          Smith-Reardon Incorporated and its
            subsidary company:
               Conejo Mountain Memorial Park
          Stephens & Bean
          Willow Glen Mortuary, Inc.
          Valley Mortuary, Inc.
          Whitehurst, Sullivan, Burns & Blair Funeral Service
          Whitehurst-Grim Funeral Service
          Whitehurst-Lakewood Memorial Park and Funeral Service
          Whitehurst-Loyd Funeral Service
          Whitehurst-McNamara Funeral Service
          Whitehurst-Muller Funeral Service
          Whitehurst-Norton Funeral Service
          Whitehurst-Terry Funeral Service

                                                            CONNECTICUT
     New England Holding Company, Inc.and
       subsidiary companies:
          Gilman Funeral Home, Inc.
                                                            Rhode Island
          Corbett, Quirk & Pontarelli, Inc.
          George M. Wilbur-Romano & Sons, Inc.
          John B. Romano & Sons, Inc.
                                                            South Dakota
          Prata Funeral Homes, Inc.
                                                            CONNECTICUT
     Willowbrook Management Corp.

                                                            DELAWARE
     American Burial and Cremation Centers, Inc.
     Eagle Lending, Inc.
     Directors (Texas), L.P.
     Henlopen Memorial Park, Inc.
     Lester L. Hayman Funeral Home, Inc.
     Loewen (Alabama), L.P.
     Loewen (Indiana), L.P.
     Loewen (Texas), L.P.
     Loewen Corporate Benefits of North Carolina, Inc.
     Loewen Group Capital
     Loewen Management Investment Corporation

     Neweol Investments (U.S.A.), Inc.
     Osiris Holding Corporation and subsidiary companies:
                                                            Arizona
          Phoenix Memorial Mortuary, Inc.
                                                            Delaware
          Osiris Holding of Maryland, Inc.
          Osiris Holding Finance Company
          Sunset Acquisition Corporation
                                                            Florida
          Osiris Holding of Florida, Inc.
          Royal Palm Acquisition Corporation
                                                            Illinois
          Osiris Holding of Illinois, Inc. and its
            subsidiary company:
               Woodlawn Memorial Park, Inc.
          Elmwood Acquisition Corporation
          The Oak Woods Cemetery Association
                                                            Pennsylvania
          Oak Woods Management Company
          Osiris Insurance Agency of Pennsylvania, Inc.
          Osiris Holding of Pennsylvania, Inc.
                                                            Rhode Island
          Osiris Holding of Rhode Island, Inc.
                                                            Wisconsin
          Osiris Holding of Wisconsin, Inc. and
            subsidiary company:
               Knollwood Memorial Park, Inc.

     Prime Succession Holdings, Inc.
     Roses Delaware, Inc.

                                                            DISTRICT OF
                                                            COLUMBIA
     Stein Hebrew Memorial Funeral Home, Inc.

                                                            FLORIDA
     Bess-Kolski-Combs, Inc.
     Charlotte Memorial Gardens Acquisition, Inc.
     Garden Sanctuary Acquisition, Inc.
     Kraeer Holdings, Inc. and subsidiary companies:
          Adams Funeral Home, Inc.
          Cardwell Funeral Home, Inc.
          Curry Raley Funeral Home, Inc.
          Dale Maloney Funeral Home, Inc.
          Harris Funeral Home, Inc.
          Joseph B. Cofer Funeral Home, Inc.
          Kraeer Funeral Homes, Inc.

          Moody Funeral Home, Inc.
          Naples Memorial Gardens, Inc.
          North American Cremation Society, Inc.
          Scott Funeral Home, Inc.
          Security Trust Plans, Inc.
          Sherrill-Guerry Funeral Home, Inc.
          Wylie-Baxley Funeral Home, Inc.

                                                            FLORIDA
     MHI Group, Inc. and subsidiary companies:
          Funeral Services Acquisition Group, Inc.
            and subsidiary companies:
               Abreau Gonzalez Funeral Homes, Inc.
               Eternal Light Funeral Directors and
                 Counselors, Inc.
               LM Park, Inc.
          MHI Financial, Inc.
     Memorial Services Acquisition, Inc.
     Sarasota Memorial Park Acquisition, Inc.
     Skyway Memorial Gardens Acquisition, Inc.
     Weinstein Family Services, Inc. and its
       subsidiary companies:
                                                            Illinois
          Devon Livery, Inc.
          Weinstein Family Services, Inc. and its
            subsidiary companies:
                                                            Florida
               Beth David Memorial Gardens, Inc.
               Blasberg Memorial Chapels, Inc.
               Jewish Memorial Society, Inc.
               Levitt-Weinstein Memorial Chapels, Inc.
                 and its subsidiary companies:
                    Levitt Memorial Chapel, Inc.
                    Resmal, Inc.
               Mount Nebo Memorial Gardens, Inc.
               Mount Nebo of the Palm Beaches Memorial Gardens, Inc. Palm Beach County Community Chapel, Inc.
                                                            Illinois
               Horizon Funeral Direction, Inc.
               Weinstein Brothers, Inc. and its
                 subsidiary companies:
                                                            Florida
                    Mount Nebo Chapels, Inc.
                    Sinai Funeral Home, Inc.
                    Star of David Memorial Gardens, Inc.
                                                            Illinois
                    Weinstein Chapels, Inc.

                                                            GEORGIA
     Advanced Planning of Georgia, Inc.
     Dixon-Bowen-Taylor Funeral Home, Inc.
     Foster Family Funeral Home, Inc. and
       subisidary companies:

          Alpharetta Funeral Home, Inc.
          Sandy Springs Chapel, Inc.
          United Cemetery Management & Development Corp.
            and subsidiary company:
               Green Lawn Cemetery Corporation
          Woodstock Funeral Home, Inc.
     Harvey Funeral Home, Inc.
     Horizon-Glynn Properties, Inc.
     Loewen (Georgia), Inc. and subsidiary companies:
          Southeastern Funeral Homes, Inc.
                                                            South Carolina
          Graceland Cemetery Development Co.
                                                            Texas
          Travis Land Company
          Waco Memorial Park
                                                            North Carolina
          Reeves, Inc.
                                                            GEORGIA
     Morrison Funeral Home, Inc.
     Poteet Holdings, Inc. and subsidiary companies:
          BN Incorporated
          Frazier & Son Funeral Home, Inc.
          A. C. Hemperley & Sons, Inc.
          Lowe's Funeral Home, Inc.
          Mann-Walden Funeral Home, Inc.
          Thomas L. King Funeral Home, Inc.
     Roundtree Funeral Home, Inc.
     Sims-Medford Enterprises, Inc.
     Sunset Memory Gardens, Inc.

                                                            HAWAII
     Associated Memorial Group, Ltd. and its
       subsidiary companies:
          50th State Funeral Plan, Ltd.
          Valley Of The Temples Mortuaries, Ltd.
     Hawaiian Memorial Park Mortuary Corporation and its
       subsidiary company:
          The Center For Pre-Arranged Funeral Planning, Inc.
     Windward Crematory, Inc.

                                                            IDAHO
     Parks Development Company, Inc.

                                                            ILLINOIS
     Allen-Melvin Funeral Home, Ltd.
     Grennan Funeral Home, Ltd.
     McCracken Funeral Home, Inc.
     OBC Acquisitions, Ltd.
     Robert A. Weinstein, Ltd. and subsidiary companies

          Genesis Associates, Ltd. and subsidiary company:
               Brown Funeral Home, Ltd.
               Chapel Hill Memorial Gardens & Funeral Home Ltd.
               Chicago Cemetery Corporation
               Chrastka Funeral Home, Ltd.
               Community-Opyt Funeral Home, Ltd.
               Furman Funeral Home, Inc.
          Robert A. Weinstein Funeral Directors Ltd.
          Zefran Funeral Home, Ltd.
     Ruzich Funeral Home, Inc.
     Windridge Acquisition, Inc.
     Woodlawn Cemetery Of Chicago, Inc.

                                                            INDIANA
     AFH, Inc.
     Brosmer-Drabing Funeral Home, Inc.
     Berhalter-Hutchins Funeral Home, Inc.
     Denbo Funeral Home, Inc.
     Deremiah-Frye Mortuary, Inc.
     Gordon E. Utt Funeral Home, Inc.
     Green Lawn Cemetery, Inc.
     Kemple Funeral Homes, Inc.
     McClure Funeral Service, Inc.
     Oak Enterprises, Inc.
     Rest-Haven Cemetery Association, Inc.
     Ruzich Funeral Home, Inc.
     St. Joseph Valley Memorial Park, Inc.
     South Bend Highland Cemetery Association, Inc.
     Titzer Funeral Home, Inc.

                                                            IOWA
     Burlington Cemetery Management, Inc.
     Loewen (Iowa), Inc.
     Shrine of Memories, Inc.

                                                            KANSAS
     Byrd-Snodgrass Funeral Home, Inc.
     Colonial Services, Ltd.
     Hawks Funeral Home, Inc.
     Potts Funeral Home, Inc.
     Quiring Monument Company
     Restlawn Gardens of Memory, Inc.
     Sperry-McConnell-Bath Funeral Homes, Inc.
     Sunset Funeral Home, Inc.

                                                            KENTUCKY
     Advanced Planning of Kentucky, Inc.
     Danville Memorial Gardens, Incorporated
     East Ashland Memorial Gardens, Inc.
     Green Hills Memorial Gardens, Inc.
     Golden Oaks Memorial Gardens, Incorporated
     Hillcrest Garden of Memories, Inc.
     Jenkins Funeral Home, Inc.
     Loewen Group Inc.
     Loewen (Kentucky), Inc.
     Louisville Memorial Gardens, Inc. and its
       subsidiary company:
          Memory Gardens, Inc.
     Madison County Memorial Gardens, Inc.
     New Rose Hill, Inc.
     Rogers Funeral Home of Clarkson, Kentucky, Inc.
     Roselawn Memorial Gardens, Inc.
     Sunset Memorial Park, Inc.
     The Pulaski Funeral Home, Inc.

                                                            LOUISIANA
     Eagan Holding Company and subsidiary company:
          First Capital Life Insurance Company of
            Louisiana and subsidiary companies:
               Acadian Life Insurance Company
               Administrative Resources Company, Inc.
               Planned Funeral Services, Inc.
     Loewen Louisiana Holdings, Inc. and subsidiary companies:
          New Orleans Limousine Service, Inc.
          Woodlawn Memorial Park, Inc.
     Security Industrial Insurance Company and its
       subsidiary company:
          Security Industrial Fire Insurance Company

                                                            MARYLAND
     Modern Park Development Company
     Springhill Memory Gardens, Inc.
     Sunset Memorial Park, Inc. and its subsidiary company:
          Leasure-Stein Funeral Home, Inc.
     W N C, Inc.
                                                            MASSACHUSETTS
     Byron's Funeral Homes, Inc.
     Cuffe-McGinn Funeral Home, Inc.
     Doane Beal & Ames, Inc.
     Doba-Haby Insurance Agency, Inc.
     Edward J. Gaffey & Sons, Inc.

     Ernest A. Richardson Funeral Home, Inc.
     Hafey Funeral Service, Inc.
     Loewen Cape Cod Holdings (1991), Inc. and
       subsidiary company:
                                                            New Hampshire
          ZS Acquisition, Inc.
     Loewen Eastern Massachusetts Holdings (1992), Inc.
     Loewen Massachusetts Holdings (1991), Inc.
     Ratell Funeral Home, Inc.

                                                            MICHIGAN
     Care Memorial Society, Inc.
     Covell Funeral Home Inc.
     Covell-Smith Funeral Home, Inc.
     ESFH Acquisition, Inc.
     Gethsemane Mausoleum And Sales Company
     Halverson Chapel, Inc.
     Hibbard-Ruggles Funeral Home, Inc.
     Hill Funeral Home, Inc.
     Loewen HDG Acquisition, Inc.
     Loewen (Michigan), Inc.
     Memorial Guardian Company
     Peace Rose, Inc.
     Peter Feldpaush & Co., Inc.
     Resurrection Funeral Home, Inc.
     Roseland Park Sales Company
     Star Cement And Vault Company
     Wren Funeral Home, Inc.

                                                            MINNESOTA
     Enga Memorial Chapels, Inc.
     Kapala-Glodek Funeral Service, Ltd. and subsidiary
     companies:
          Gleason Mortuary, Inc.
          Kapala-Glodek Gearhart Funeral Home, Inc.
          Malone Funeral Home, Inc.
                                                            Florida
          Coral Ridge Funeral Home And Cemetery, Inc.
          Kadek Enterprises of Florida, Inc.
          Phil Kiser Funeral Home, Inc.
                                                            Minnesota
          Morningside Memorial Gardens, Inc.
          North American Cremation Society, Inc.
          Wulff Family Mortuary, Inc. and its subsidary
               company: WHC, Inc. and its subsidiary
                    company: East Metro Agency, Inc.         Wisconsin

          Goodman-Bensman Funeral Home Inc.
          Lendman-Mischler Funeral Home, Inc.
          Thomas Hansen & Sons Funeral Home, Inc.

                                                            MISSISSIPPI
     Riemann Holdings, Inc. and subsidiary companies:
                                                            Louisiana
          Forest Park Cemetery of Shreveport, Inc.
          Forest Park Cemetery West of Shreveport, Inc.
          H. C. Alexander Funeral Home, Inc.
          Leitz-Eagan Funeral Home, Inc.
                                                            Mississippi
          Advance Planning of Mississippi, Inc.
          Baldwin-Lee Funeral Homes, Inc.
          Browning Funeral Homes, Inc.
          Browning Funeral Home, Inc. Water Valley, Mississippi Cardinal Flowers and Fine Gifts, Inc.
          Cockrell Funeral Home, Inc.
          Coleman Funeral Home, Inc.
          F.J.W. Incorporated
          Family Care, Inc.
          Floral Hills Memorial Gardens, Inc.
          Frank J. Fisher Funeral Directors, Inc. and
            subsidiary company:
               Fisher-Riles Funeral Insurance Company
          Gulf Coast Funeral Services, Inc.
          Holder-Wells Funeral Home, Inc.
          McPeters, Incorporated - Funeral Directors
          Riemann Enterprises, Inc.
          Riemann Funeral Homes, Inc.
          Riemann Funeral Insurance Company, Inc.
          Riemann Insurance Company, Inc.
          Southern Memorial Park, Inc.
          Stephens Funeral Homes, Inc. and subsidiary companies:
               Stephens Burial Association, Inc.
               Stephens Funeral Benefit Association, Inc.
               Stephens Funeral Fund, Inc.
          Stringer's Hartman-Baldwin Funeral Home, Inc.
          Thweatt-King Funeral Home, Inc. and subsidiary company:
               Thweatt Funeral Insurance Company, Inc.
          Wright & Ferguson Funeral Home and subsidiary company:
               Parkway Memorial Cemetery Corporation

                                                            MISSOURI
     Loewen Missouri, Inc.
     Mount Auburn Cemetery Company

                                                            NEBRASKA
     Boyd E. Braman Mortuary, Inc.
     Moon Acquisition, Inc.
     Moon Cemetery Association

                                                            NEVADA
     American Burial & Crematory Service
     Davis Funeral Home, Inc.
     Davis Funeral Home Memorial Plan
     Paradise Memorial Gardens, Inc.

                                                            NEW HAMPSHIRE
     Loewen New Hampshire Holdings 1990, Inc.
     McHugh Funeral Home, Inc.

                                                            NEW JERSEY
     Osiris Management, Inc.

                                                            NEW MEXICO
     Advance Planning - Southwest, Inc.
     Fitzgerald & Son Funeral Directors, Inc.
     Grants Mortuary, Inc.
     Griffin Funeral Home, Inc.
     Hillcrest Memorial Gardens Cemetery, Inc.
     Larry A. McGee, Inc.
     Strong-Thorne Mortuary, Inc.
     Valley Memory Gardens, Inc.
     West Funeral Home, Inc.

                                                            NEW YORK
     Delaware Park Memorial Chapel, Inc.
     Joseph G. Duffy, Inc.
     John J. Healey Funeral Home, Inc.
     M. J. Smith Sons, Inc.
     Osiris Telemarketing Corp.
     Ridge Chapels, Inc.
     T.J. McGowan Sons Funeral Home, Inc.
     Vay-Meeson Holding Company, Inc. and
       subsidary company:
          Vay-Schleich & Meeson Funeral Home Inc.
     Wagner Acquisition Corporation and
       subsidiary companies:
                                                            Connecticut
          S. Spadaccino & Sons Funeral Home, Inc.
                                                            New York
          Carpenter's Funeral Homes, Inc.
          Coloni Funeral Homes, Inc.
          Edward F. Carter, Inc.

          James Funeral Home, Inc.
          Kennedy-Roth Funeral Home, Inc.
          Lang-Tobia-DiPalma Funeral Home, Inc.
          R. Stutzmann & Son, Inc.
          Vernon C. Wagner Funeral Homes, Inc.
          Virag-Maddex Funeral Home, Inc.
          Wattengel Acquisitions, Inc.
          William Leahy Funeral Home, Inc.
     Wanamaker & Carlough, Inc.
     Weeks Funeral Home, Inc.
                                                            NORTH CAROLINA
     Carothers Holding Company, Inc. and
       subsidiary companies:
          Advanced Funeral Planning of North Carolina, Inc.
          Bob Miller Funeral Home, Inc.
          Highland Memorial Gardens, Inc.
          Reeves Funeral Home, Inc.
          Raleigh Memorial Park, Inc.
          RMC Acquisitions, Inc.
          Sandling Funeral Home, Inc.
          Williams Funeral Service, Incorporated

                                                            Georgia
          Carothers Holding Company (Georgia), Inc.
          Dekle-Wainwright Funeral Home, Inc.
          E.K. May Funeral Home, Inc.
          Edo Miller & Sons, Inc.
          Kennedy Monument Co., Inc.
          Kennedy-Morgan Funeral Home, Inc.
          Parkway Garden Chapel, Inc.
          Smith-Tillman Mortuary, Inc.
                                                            Kentucky
          Schoppenhorst Brothers - Funeral Home
                                                            South Carolina
          Carothers Holding Company (South Carolina), Inc.
            (formerly: Bass Funeral Home)
                                                            Virginia
          Barnett's Marion Funeral Home, Inc.
                                                            NORTH CAROLINA
     Cumberland Memorial Gardens, Inc.
     Fairview Memorial Park of Albemarle, Inc.
     Harnett Devotional Gardens, Inc.
     Lineberry Cemetery Corporation and subsidiary company:
          Westminster Gardens, Inc.
     Lineberry Group, Inc. and subsidiary companies:
          Crestview Memorial Park, Inc.
          Evergreen Acquisition, Inc.
          Hanes-Lineberry Advanced Funeral Planning, Inc.

          Lumbee Memorial Gardens, Inc.
          Oak Ridge Memorial Park, Inc.
          Padgett Funeral Home, Inc.
          Rockfish Memorial Cemetery, Inc.
                                                            Virginia
          Henry Memorial Park, Inc.
          Lineberry Group (Virginia), Inc. and
     subsidiary companies:
                                                            District of Columbia
               Takoma Funeral Home, Inc.
                                                            Virginia
               Ives-Pearson Funeral Homes, Inc.
               Lee Funeral Home of Manassas, Inc.
               Robert E. Evans Funeral Home, Inc.

          Tomlinson Funeral Home, Inc.


                                                            NORTH CAROLINA
     Loewen (North Carolina), Inc.
     Stanly Gardens of Memory, Inc.
     West Lawn Cemetery, Inc.

                                                            NORTH DAKOTA
     Advanced Funeral Planning of the Dakotas, Inc.
     (formerly: Advanced Funeral Planning of North Dakota, Inc.)
     Dakota Memorial Chapel, Inc.
     Eastgate Holdings, Inc. and subsidiary companies:
          Eastgate Funeral Service, Inc.
          Boelter Funeral Home, Inc.
     Thompson Funeral Home, Incorporated
     Weigel Funeral Home, Inc.

                                                            OHIO
     Bennett-Emmert Funeral Home, Inc.
     Berry Funeral Home, Inc.
     Corrigan Funeral Home, Inc.
     Craciun Funeral Home, Inc.
     Crawford County Memory Gardens, Inc.
     DiCicco and Son, Inc.
     East Lawn Memorial Park Association
     Fort Steuben Management, Inc.
     Gemini Memorial, Inc. and its subsidiary company:
          Danlan Corporation
     Green Haven Memorial Gardens, Inc.
     H. & D. Management Company, Inc. and subsdiary companies:

          Pet Haven Memorial Gardens, Inc.
                                                            Pennsylvania
          Memorial Cemetery Advisors, Inc.
                                                            OHIO
     H.H. Birkenkamp Funeral Home, Inc.
     Heritage Cemetery Management Corporation
     Hogenkamp-Bonham Funeral Home, Inc.
     J.H. Finefrock & Sons, Inc.
     Loewen Cemetery (Ohio), Inc.
     Long and Folk Funeral Home, Inc.
     MGC Acquisition, Inc.
     MVMP Acquisition, Inc.
     Midwest Cemetery Service Company and its subsidiary company:
          Restlawn Memorial Gardens, Inc.
     Northeast Ohio Crematory, Inc.
     Reed-Nichols Funeral Home, Inc.
     Resthaven Memory Garden Cemetery, Inc.
     Restlawn Memorial Park Association
     Rose Hill Management Co., Inc.
     Rose Hill Memorial Gardens
     Seneca Memory Gardens
     Siferd Professional Associates, Inc.
     Sinfran, Inc.
     Spiker-Foster-Shriver Funeral Homes, Inc.
     The Forest Hill Cemetery Association
     The Fort Steuben Burial Estates Association
     The Schmidt-Dhonau Company
     Western Reserve Memorial Garden

                                                            OKLAHOMA
     Loewen (Oklahoma), Inc. and its
     subsidiary company:
          Hunsaker-Wooten Funeral Home, Inc.
     Lowell Holdings, Inc. and its subsidiary companies:
          Gray Gish, Inc.
          Gray Funeral Service, Inc.
          Greer Funeral Home, Inc.
          HM Acquisition, Inc.
          Kiesau Funeral Home, Inc.
          Ludlum Management Services, Inc.
          Patterson Greer Funeral Home, Inc.
     Sunset Memorial Gardens, Inc.

                                                            OREGON
     Advanced Planning, Inc.
     Bateman Funeral Chapel, Inc.

     Beaverton Funeral Home, Inc.
     Belcrest Memorial Park, Inc.
     Bishop Funeral Chapel Inc.
     Buell Chapel, Inc.
     Cemetery Services, Inc.
     Fir Lawn Chapel, Inc.
     Gable and Parkrose Funeral Chapels, Inc.
     Haakinson-Groulx Mortuary, Inc.
     Howell-Edwards-Doerksen Chapel of the Gardens, Inc.
     O'Hair's Funeral Chapel, Inc.
     Pacific Mausoleum Co., Inc.
     Payne Family Mortuary, Inc.
     Peake Memorial Chapel, Inc.
     Portland Funeral Alternatives, Inc.
     The Portland Memorial, Inc.
     Young's Funeral Home, Inc.

                                                            PENNSYLVANIA
     Alleva Leasing Corporation
     Bethlehem Cemetery Association
     BLH Management, Inc.
     J. V. Walker Inc.
     Juniata Memorial Park, Inc.
     Melrose Land Company
     NFH Leasing Corporation
     Reese Leasing Corporation
     Reese Management Corporation
     Riverside Cemetery Company
     The Prospect Cemetery
     Twin Hills Memorial Park and Mausoleum Corporation

                                                            SOUTH CAROLINA
     MGC Acquisitions, Inc.

                                                            SOUTH DAKOTA
     HRMP Management, Inc.
     Hofmeister Funeral Chapels, Inc.
     Osthus Funeral Home, Inc.
     Restlawn Memory Gardens, Inc.
     Sunset Management, Inc.

                                                            TENNESSEE
     Booth Funeral Home, Inc.
     Coffey Mortuary, Inc.
     Crestview Memorial Park, Inc.
     DMA Corporation

     Eastview Memorial Gardens, Inc.
     Family Funeral Service Group, Inc. and
       subsidiary companies:
                                                            Indiana
          Elzey & Haggard Funeral Homes, Inc.
                                                            Kentucky
          Greenwell-Jenkins Funeral Home, Inc.
          Laurel Funeral Home, Inc.
          Lindsey Funeral Home, Inc.
          Maplelawn Park Cemetery, Inc.
          Roth Funeral Chapel, Incorporated
          Wilder Funeral Home, Inc.

                                                            Ohio
          Beam Funeral Home, Inc.
          Burcham Funeral Home, Inc.
                                                            Tennessee
          Burris Funeral Home, Inc.
          Dickson Funeral Home, Incorporated
          Hilcrest Cemetery Corporation
          Johnson Funeral Home Of Church Hill, Inc.
          Luff Bowen Funeral Home, Inc.
          Roselawn Memorial Gardens Corporation
          Spring Hill Cemetery Company
          Tennessee Valley Memory Gardens And Funeral Home, Inc. (formerly: Tennessee Valley Acquisition, Inc.)
          Wilson County Memorial Park, Inc.
                                                            Virginia
          Russell Memorial Cemetery, Inc.

                                                            TENNESSEE
     Franklin Memorial Chapel, Inc.
     Funeral Concepts of Knoxville, Inc.
     Mayes Mortuary, Inc. and subsidiary company:
          Advance Planning of Tennessee, Inc.
     Newby Funeral Home, Inc.
     Pettus-Owen & Wood Funeral Home, Inc.
     Rawlings Funeral Home, Inc. and subsidiary company
          Smith Funeral Home, Inc.

                                                            TEXAS
     Allen-Korzenewski Funeral Home, Inc.
     American Mausoleum Co.
     Chism-Smith Funeral Home, Inc.
     DSP General Partner, Inc.and subsidiary companies:
          Del Rio Funeral Home, Inc.
          Roger Pool Funeral Home, Inc.

          Tembico-Harkey, Inc.
     Darling-Mouser Funeral Home, Inc.
     Earthman Holdings, Inc. and subsidiary companies:
          Bernard Probst Funeral Home, Inc.
          Crown Hill Memorial Park, Inc.
          Dudley M. Hughes Funeral Home, Inc.
          Dudley M. Hughes Funeral Home North Chapel, Inc.
          Ed C. Smith & Brothers Funeral Directors, Inc. Hughes Funeral Homes, Inc.
          Hughes Funerals, Inc.
          Hughes Southland Funeral Home, Inc.
          Max Martinez Funeral Home, Inc.
          Oak Bluff Memorial Park, Inc., Of Port Neches Pace-Stancil Funeral Home, Inc.
          Pace-Stancil Memorial Rest Gardens, Inc.
     Funeral Service, Inc. and subsidiary company:
          National Capital Life Insurance Company
     George C. Price Funeral Directors, Inc.
     Garza Memorial Funeral Home, Inc.
     Harper-Talasek Funeral Homes, Inc.
     Huff Funeral Home, Inc.
     James Funeral Home, Incorporated and subsidiary company:
          Dunwood Cemetery Service Company
     Memorial Park Cemetery, of Tyler, Texas
     Paradise Chapel of Roses Mortuary, Inc.
     Paragon Trevino Funeral Home, Inc.
     Pitts Kreidler-Ashcraft Funeral Directors, Inc. Thomae-Garza Funeral Directors, Inc.
     Tyler Memorial Funeral Home And Chapel, Inc.

                                                            VIRGINIA
     Advanced Planning of Virginia, Inc.
     Altavista Memorial Park, Inc.
     Roselawn Development Corporation
     HFH, Inc.
     Huff-Cook Funeral Home, Inc.
     Loewen (Virginia), Inc.
     Mullins Holding Company and subsidiary companies:
          Alleghany Memorial Park, Inc.
          Arlington Funeral Home, Incorporated
          Bucktrout Funeral Home of Williamsburg, Inc.
          Hill Funeral Home, Inc.
          Jones-Ash Funeral Home, Inc.
          L & D Enterprises, Incorporated
          Lacy Funeral Home, Inc.
          PMSI, Inc. and its subsidiary companies:

               Kiris, Inc.
               Southern Memorial Sales, Inc.
          Sidney F. Harrell Funeral Home, Inc.
          Umphlett Funeral Home, Inc.
          Virginia Memorial Service Corporation
          Williamsburg Funeral Home, Inc.
          Woodward Funeral Home, Incorporated
     PVD Acquisitions, Inc.
     RMG Acquisition, Inc.
     Rose Lawn Cemeteries, Incorporated
     Sunset Memorial, Inc.

                                                            WASHINGTON
     Advanced Planning of Washington, Inc.
     American Burial & Cremation Services, Inc.
     Brown Mortuary Service, Inc.
     Dahl/McVicker Funeral Homes, Inc.
     Green Service Corporation and subsidiary company:
          Sunset Marketing, Inc.
     J & K Management Company
     Jerns Funeral Chapel, Inc.
     Longview Memorial Park, Inc.
     Malletta-Vertin Holdings Inc. and subsidiary companies:
                                                            Arizona
          Carr Mortuary, Inc.
          Hatfield Funeral Home, Inc.
                                                            Colorado
          Almont, Inc.
          Imperial Memorial Gardens, Inc.

                                                            Delaware
          Chapel of Chimes Funeral Home, Inc.
          Gorder Funeral Home, Inc.
          Lienkaemper Chapels, Inc.
          Livingston-Malletta & Geraghty Funeral Home, Inc.
          O'Connor Funeral Home & Crematory, Inc.
          Retz Funeral Home, Inc.
          Short's Funeral Chapel, Inc.
          Squire-Simmons & Carr Funeral Home, Inc.
          Sunset Memorial Cemetery & Funeral Home, Inc.

                                                            Idaho
          Reynolds Acquisition, Inc.
          White Mortuary, Inc.
                                                            Washington

          Evergreen Funeral Home And Cemetery, Inc.
          Kimball Funeral Home, Inc.
                                                            WASHINGTON
     Marysville Acquisition, Inc.
     Powers Funeral Home, Inc.
     Price-Helton Funeral Chapel, Inc.
     S & H Properties and Enterprises, Inc. and subsidiary companies:
                                                            Oregon
          Universal Memorial Centers I, Inc.
          Universal Memorial Centers II, Inc.
          Universal Memorial Centers III, Inc.
                                                            California
          Universal Memorial Centers V, Inc.
          Universal Memorial Centers VI, Inc.
                                                            Washington
          Vancouver Funeral Chapel, Inc. and
            subsidiary company:
               Northwood Park Cemetery, Inc.

     Schaefer-Shipman Funeral Home, Inc.
     Shaw & Sons Funeral Directors, Inc.
     Sticklin Funeral Chapel, Inc.

                                                            WEST VIRGINIA
     Advance Planning of West Virginia, Inc.
     Beverly Hills Memorial Gardens, Inc.
     Park View Memorial Gardens, Inc.
     Davis Funeral Home, Inc.
     Delta Marketing, Inc.
     Dorsey Funeral Home, Inc.
     Floral Hills Memorial Gardens, Inc.
     Greenbrier Burial Park, Inc.
     Highland Memory Gardens, Inc. and subsidiary company:
          Guyan Memorial Gardens, Inc.
     Montgomery Memorial Park Corporation
     Mountaineer Vaults, Inc.
     Mountain State Wilbert Vault, Inc.
     Pineview Cemetery, Inc.
     Resthaven Memorial Park, Inc.
     Restwood Memorial Gardens, Inc.
     R.J.P. Enterprises, Inc.
     SMP Acquisition, Inc.
     Stanley N. Vaughan Funeral Home, Inc.
     Spurgeon Funeral Home, Inc.
     SVM Acquisition, Inc.
     Tankersley Funeral Home, Inc.

     Valley View Memorial Park, Inc.
     White Chapel Memorial Gardens, Inc.
     Woodlawn Memorial Park Corporation and subsidiary companies:
          Cemetery Estates, Inc.
          Restlawn Company

                                                            WISCONSIN
     Advanced Planning of Wisconsin, Inc.
     Acklam Funeral Home, Inc.
     Community Funeral Home of Wisconsin, Inc. and its
       subsidiary company:
          D. H. Axtell, Inc. and its subsidiary companies:
               Columbia Coach Service, Inc.
               Edwardson-Axtell, Inc.
     Murray Community Funeral Homes, Inc. and its
       subsidiary company:
          Kohls Community Funeral Homes, Inc.
     Overton Funeral Home, Inc.
     Schauer & Schumacher Funeral Homes, Inc.


                                                            WYOMING
     Buck-Heggie Funeral Home, Inc.
     HFH Acquisition, Inc.
     HPS Acquisition, Inc.
     Loewen Finance (Wyoming) Limited
       Liability Company
     Rostad Mortuary, Inc.


                             INTERNATIONAL COMPANIES
                             -----------------------

                                                            BARBADOS
Loewen International Holdings Ltd. and subsidiary companies:
     Loewen Financial Corporation and subsidiary companies:
                                                            NETHERLANDS
          Neweol Finance B.V.


                                                            TENNESSEE
          Eagle Financial Associates, Inc.
                                                            BARBADOS
     Loewen Insurance Holdings Inc. and subsidiary company:
          Alula Insurance Corporation
     Loewen Mexico Holdings Ltd.
Loewen Trading Corporation